November 7, 2013 Fannie Mae 2013 Third Quarter Credit Supplement Exhibit 99.2

1  This presentation includes information about Fannie Mae, including information contained in Fannie Mae’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013, the “2013 Q3 Form 10-Q.” Some of the terms used in these materials are defined and discussed more fully in the 2013 Q3 Form 10-Q and in Fannie Mae’s Form 10-K for the year ended December 31, 2012, the “2012 Form 10-K.” These materials should be reviewed together with the 2013 Q3 Form 10-Q, and the 2012 Form 10-K, copies of which are available on the “SEC Filings” page in the “Investor Relations” section of Fannie Mae’s web site at www.fanniemae.com.  Some of the information in this presentation is based upon information that we received from third-party sources such as sellers and servicers of mortgage loans. Although we generally consider this information reliable, we do not independently verify all reported information.  Due to rounding, amounts reported in this presentation may not add to totals indicated (or 100%). A zero indicates less than one half of one percent. A dash indicates a null value.  Unless otherwise indicated, data labeled as “YTD 2013” is as of September 30, 2013 or for the first nine months of 2013.

2 Home Prices Home Price Growth/Decline Rates in the U.S. 3 One Year Home Price Change as of 2013 Q3 4 Home Price Change Peak-to-Current as of 2013 Q3 5 Credit Profile of Fannie Mae Single-Family Loans Credit Characteristics of Single-Family Business Acquisitions 6 Credit Characteristics of Single-Family Business Acquisitions under the Refi Plus™ Initiative 7 Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Key Product Features 8 Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Origination Year 9 Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Select States 10 Credit Characteristics of Alt-A Loans in the Single-Family Conventional Guaranty Book of Business 11 Credit Characteristics of Refi Plus Loans in the Single-Family Conventional Guaranty Book of Business 12 Serious Delinquency Rates by Select States and Region of Single-Family Conventional Guaranty Book of Business 13 Workouts of Fannie Mae Single-Family Loans Single-Family Completed Workouts by Type 14 Re-performance Rates of Modified Single-Family Loans 15 Additional Credit Information for Fannie Mae Single-Family Loans Cumulative Default Rates of Single-Family Conventional Guaranty Book of Business by Origination Year 16 Single-Family Real Estate Owned (REO) in Select States 17 Single-Family Short Sales and REO Sales Price / UPB of Mortgage Loans 18 Credit Profile of Fannie Mae Multifamily Loans Multifamily Credit Profile by Loan Attributes 19 Multifamily Credit Profile by Acquisition Year 20 Multifamily Credit Profile 21 Multifamily YTD 2013 Credit Losses by State 22 Table of Contents

3 10.6% 10.7% 14.6% 14.7% -0.3% -8.4% -18.4% -2.5% -3.8% -3.7% 7.3% 1.2%**. 14.6 14.7% -0.3% -8.4% -18.4% -2.5% -3.8% -3.7% 7.2% 8.3%** 7.5% 7.6% 10.6% 11.3% 2.7% -3.5% -9.1% -4.8% -4.3% -3.6% 4.2% 9.2% -15% -10% -5% 0% 5% 10% 15% 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Home Price Growth/Decline Rates in the U.S. Fannie Mae Home Price Index Growth rates are from period-end to period-end. *Year-to-date as of Q3-2013. Estimate based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of September 2013. Including subsequent data may lead to materially different results. **Year-to-date as of Q2-2013. As comparison, Fannie Mae’s index for the same period is 6.5%. S&P/Case-Shiller Index * Based on our home price index, we estimate that home prices on a national basis increased by 9.2% in the first nine months of 2013 and by 9.4% from the third quarter of 2012 to the third quarter of 2013. Despite the recent increases in home prices, we estimate that, through the third quarter of 2013, home prices on a national basis remained 13.2% below their peak in the third quarter of 2006. 0 7 14.6% 14.7% -0.3% -8.4% -18.4% -2.5% -3.8% -3.7% 7.2% 8.3% **

4 H I 8 . 3% 0 . 8 % T X 6 . 6% 5 . 4 % M T 6 . 6% 0 . 3 % N M 3 . 8% 0 . 5 % C O 9 . 4% 2 . 6 % W Y 2 . 8% 0 . 2 % M N 8 . 4% 1 . 9 % K S 3 . 6% 0 . 5 % N E 3 . 8% 0 . 4 % S D 6 . 8% 0 . 2 % N D 8 . 5% 0 . 1 % OK 3 . 6% 0 . 6 % M O 4 . 2% 1 . 3 % I L 8 . 2% 4 . 2 % I A 3 . 8% 0 . 7 % W I 4 . 5% 1 . 8 % A R 2 . 6% 0 . 5 % A L 3 . 2% 1 . 0 % N C 4 . 0% 2 . 5 % M S 0 . 8% 0 . 4 % N Y 5 . 0% 5 . 6 % L A 3 . 1% 0 . 9 % P A 4 . 2% 3 . 1 %OH 4 . 8% 2 . 1 % K Y 3 . 2% 0 . 6 % V A 5 . 4% 3 . 6 % I N 4 . 8% 1 . 2 % M E 3 . 4% 0 . 3 % S C 4 . 4% 1 . 2 % T N 4 . 7% 1 . 3 % W V 0 . 6% 0 . 2 % M D 7 . 3% 2 . 8 % V T 2 . 8% 0 . 2 % N H 7 . 4% 0 . 5 % M A 7 . 4% 3 . 1 % N J 4 . 5% 4 . 0 % C T 4 . 3% 1 . 4 % D E 4 . 1% 0 . 4 % R I 6 . 5% 0 . 3 % D C 1 0 . 2% 0 . 4 % C A 2 6 . 6% 1 9 . 5 % A Z 2 2 . 0% 2 . 4 % N V 2 9 . 0% 1 . 0 % OR 1 2 . 0% 1 . 7 % U T 1 0 . 7% 1 . 0 % I D 1 1 . 6% 0 . 5 % W A 1 1 . 3% 3 . 5 % GA 1 4 . 9% 2 . 7 % M I 1 3 . 5% 2 . 4 % F L 1 6 . 6% 5 . 7 % A K 3 . 6% 0 . 2% 0% to 5% 5% to 10% 10% and above State Growth Rate One Year Home Price Change as of 2013 Q3* United States 9.4% *Source: Fannie Mae. Estimates based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of September 2013. Including subsequent data may lead to materially different results. State: NM Growth Rate: 3.8% UPB %: 0.5% Example

5 H I - 1 3 . 1% 0 . 8 % T X 0 . 0% 5 . 4 % M T - 1 . 3% 0 . 3 % C O 0 . 0% 2 . 6 % N M - 1 1 . 7% 0 . 5 % K S 0 . 0% 0 . 5 % W Y - 1 .4% 0 . 2 % S D 0 . 0% 0 . 2 % N D 0 . 0% 0 . 1 % OK 0 . 0% 0 . 6 % N E - 0 . 8% 0 . 4 %U T - 1 1 . 2% 1 . 0 % M O - 7 . 0% 1 . 3 % M N - 1 2 . 6% 1 . 9 % I A 0 . 0% 0 . 7 % W I - 8 . 4% 1 . 8 % A R - 2 . 2% 0 . 5 % A L - 8 . 2% 1 . 0 % P A - 2 . 9% 3 . 1 %O H - 8 . 4% 2 . 1 % L A 0 . 0% 0 . 9 % N C - 7 . 9% 2 . 5 % K Y 0 . 0% 0 . 6 % M S - 7 . 7% 0 . 4 % N Y - 7 . 1% 5 . 6 % T N - 4 . 9% 1 . 3 % I N - 0 . 9% 1 . 2 % V A - 1 4 . 4% 3 . 6 % S C - 9 . 7% 1 . 2 % M E - 1 0 . 3% 0 . 3 % W V - 1 . 0% 0 . 2 % V T - 6 . 5% 0 . 2 % M D - 2 2 . 4% 2 . 8 % N H - 1 6 . 3% 0 . 5 % M A - 1 2 . 4% 3 . 1 % N J - 2 2 . 6% 4 . 0 % C T - 1 7 . 4% 1 . 4 % D E - 1 7 . 8% 0 . 4 % R I - 2 8 . 0% 0 . 3 % D C 0 . 0% 0 . 4 % C A - 2 9 . 9% 1 9 . 5 % A Z - 3 4 . 5% 2 . 4 % N V - 4 5 . 7% 1 . 0 % O R - 1 7 . 2% 1 . 7 % ID - 1 6 . 6% 0 . 5 % WA - 1 7 . 4% 3 . 5 % G A - 1 8 . 2% 2 . 7 % I L - 1 8 . 3% 4 . 2 % F L - 4 0 . 1% 5 . 7 % M I - 2 0 . 5% 2 . 4 % A K 0 . 0% 0 . 2 % Home Price Change Peak-to-Current as of 2013 Q3* United States -13.2% *Source: Fannie Mae. Estimates based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of September 2013. Including subsequent data may lead to materially different results. Below -30% -30% to -15% -15% to -5% -5% to 0% 0% State Growth Rate Note: Date of peak is determined for each state individually. States currently at peak prices show 0.0% change. State: NM Growth Rate: -11.7% UPB %: 0.5% Example

6 Acquisition Year YTD 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 Unpaid Principal Balance (billions) $612.7 $832.2 $562.3 $595.0 $684.7 $557.2 $643.8 $515.8 $524.2 $568.8 Weighted Average Origination Note Rate 3.66% 3.78% 4.35% 4.64% 4.93% 6.00% 6.51% 6.45% 5.73% 5.63% Origination Loan-to-Value Ratio <= 60% 22.9% 25.3% 29.1% 30.3% 32.6% 22.7% 16.7% 18.6% 21.4% 23.1% >60% and <= 70% 14.3% 14.4% 15.5% 15.9% 17.0% 16.1% 13.5% 15.1% 16.3% 16.2% >70% and <= 80% 34.3% 34.4% 37.3% 38.5% 39.9% 39.5% 44.7% 49.6% 46.2% 43.1% >80% and <= 90% 10.2% 9.1% 8.9% 8.6% 6.9% 11.7% 9.1% 6.8% 7.4% 8.2% >90% and <= 100% (2) 10.7% 8.4% 6.8% 5.2% 3.3% 10.0% 15.8% 9.7% 8.5% 9.3% > 100% (2) 7.6% 8.3% 2.3% 1.6% 0.4% 0.1% 0.1% 0.2% 0.2% 0.2% Weighted Average Origination Loan-to-Value Ratio 75.4% 74.5% 69.3% 68.4% 66.8% 72.0% 75.5% 73.4% 72.0% 71.4% Weighted Average Origination Loan-to-Value Ratio Excluding HARP (3) 69.5% 67.8% 66.6% 65.8% 65.8%      FICO Credit Scores (4) 0 to < 620 1.3% 0.8% 0.5% 0.4% 0.4% 2.8% 6.4% 6.2% 5.4% 5.6% >= 620 and < 660 3.2% 2.2% 1.8% 1.6% 1.5% 5.7% 11.5% 11.2% 10.7% 11.5% >=660 and < 700 9.1% 7.2% 7.0% 6.6% 6.5% 13.9% 19.2% 19.6% 18.9% 19.4% >=700 and < 740 17.7% 15.6% 16.2% 16.1% 17.2% 21.7% 22.6% 23.0% 23.2% 23.9% >=740 68.6% 74.1% 74.5% 75.1% 74.4% 55.8% 40.1% 39.7% 41.5% 39.2% Missing 0.0% 0.0% 0.1% 0.1% 0.1% 0.1% 0.1% 0.2% 0.3% 0.4% Weighted Average FICO Credit Score 754 761 762 762 761 738 716 716 719 715 Product Distribution Fixed-rate 97.7% 96.7% 93.5% 93.7% 96.6% 91.7% 90.1% 83.4% 78.7% 78.8% Adjustable-rate 2.3% 3.3% 6.5% 6.3% 3.4% 8.3% 9.9% 16.6% 21.3% 21.2% Alt-A (5) 1.3% 0.8% 1.2% 0.9% 0.2% 3.1% 16.7% 21.8% 16.1% 11.9% Subprime      0.3% 0.7% 0.7% 0.0%  Interest Only 0.2% 0.3% 0.7% 1.3% 1.0% 5.6% 15.2% 15.2% 10.1% 5.0% Negative Amortizing      0.0% 0.3% 3.1% 3.2% 1.9% Investor 9.1% 7.2% 6.5% 4.6% 2.5% 5.6% 6.5% 7.0% 6.4% 5.4% Condo/Co-op 10.3% 9.1% 8.8% 8.6% 8.2% 10.3% 10.4% 10.5% 9.8% 8.8% Refinance 73.7% 79.4% 76.5% 77.4% 79.9% 58.6% 50.4% 48.3% 53.1% 57.3% Total Refi Plus Initiative (3) 23.3% 24.5% 24.3% 23.4% 10.6%      HARP 14.3% 15.6% 9.9% 9.8% 4.1%      Origination Loan-to-Value Ratio: >80% and <=105% 57.2% 57.2% 88.1% 94.4% 99.1%      >105% and <=125% 21.8% 22.1% 11.9% 5.6% 0.9%      >125% 21.0% 20.7%         HARP Weighted Average Origination Loan-to-Value Ratio 110.5% 111.0% 94.3% 92.2% 90.7%      Credit Characteristics of Single-Family Business Acquisitions(1) (1) Percentage calculated based on unpaid principal balance of loans at time of acquisition. Single-family business acquisitions refer to single-family mortgage loans we acquire through purchase or securitization transactions. (2) The increase after 2009 is the result of the Home Affordable Refinance Program (“HARP”), which involves the refinance of existing Fannie Mae loans with high loan-to-value ratios, including loans with loan-to-value ratios in excess of 100%. (3) Our Refi Plus initiative, which includes HARP, started in April 2009. Our Refi Plus initiative provides expanded refinance opportunities for eligible Fannie Mae borrowers. (4) FICO credit scores as reported by the seller of the mortgage loan at the time of delivery. (5) Newly originated Alt-A loans acquired after 2008 consist of the refinance of existing loans under our Refi Plus initiative.

7 YTD 2013 2012 2011 2010 2009 YTD 2013 2012 2011 2010 2009 Unpaid Principal Balance (billions) $87.6 $129.9 $55.6 $59.0 $27.9 $55.4 $73.8 $81.2 $80.5 $44.7 Weighted Average Origination Note Rate 3.96% 4.14% 4.78% 5.00% 5.05% 3.70% 3.89% 4.44% 4.68% 4.85% Origination Loan-to-Value Ratio <= 80%      100.00% 100.00% 100.00% 100.00% 100.00% >80% and <= 105% 57.2% 57.2% 88.1% 94.4% 99.1%      >105% and <= 125% 21.8% 22.1% 11.9% 5.6% 0.9%      >125% 21.0% 20.7%         Weighted Average Origination Loan-to-Value Ratio 110.5% 111.0% 94.3% 92.2% 90.7% 60.1% 61.1% 60.2% 62.3% 63.3% FICO Credit Scores (2) 0 to < 620 6.3% 3.7% 2.1% 2.0% 1.2% 4.9% 2.9% 1.7% 1.4% 0.8% >= 620 and < 660 9.1% 6.0% 3.8% 3.6% 2.5% 6.4% 4.2% 2.8% 2.4% 1.7% >=660 and < 700 17.2% 13.4% 11.6% 11.6% 9.6% 12.9% 9.8% 8.8% 8.0% 6.7% >=700 and < 740 21.3% 20.3% 21.0% 21.4% 22.3% 18.2% 16.2% 16.7% 15.9% 16.3% >=740 46.2% 56.6% 61.5% 61.2% 64.4% 57.5% 66.9% 70.0% 72.3% 74.5% Weighted Average FICO Credit Score 724 738 746 746 749 739 753 758 760 762 Product Distribution Fixed-rate 99.6% 99.3% 96.8% 97.2% 97.9% 99.4% 98.9% 97.6% 97.3% 98.1% Adjustable-rate 0.4% 0.7% 3.2% 2.8% 2.1% 0.6% 1.1% 2.4% 2.7% 1.9% Owner Occupied 78.8% 85.7% 86.3% 91.1% 95.2% 82.2% 87.2% 89.2% 91.8% 93.5% Second/Vacation Home 3.1% 2.8% 3.6% 3.5% 3.3% 3.5% 3.2% 3.6% 3.5% 4.2% Investor 18.0% 11.5% 10.1% 5.4% 1.6% 14.3% 9.6% 7.3% 4.7% 2.3% Condo/Co-op 13.2% 10.9% 10.5% 10.1% 8.3% 9.3% 7.6% 5.8% 6.0% 6.8% Acquisition Year HARP (1) Other Refi Plus (1) Credit Characteristics of Single-Family Business Acquisitions under the Refi Plus Initiative (1) Our Refi Plus initiative, under which we acquire HARP loans, started in April 2009. HARP loans have LTV ratios at origination in excess of 80%, while Other Refi Plus loans have LTV ratios at origination of up to 80%. (2) FICO credit scores as reported by the seller of the mortgage loan at the time of delivery.

8 As of September 30, 2013 Negative Amortizing Loans Interest Only Loans Loans with FICO < 620 (3) Loans with FICO ≥ 620 and < 660 (3) Loans with Origination LTV Ratio > 90% Loans with FICO < 620 and Origination LTV Ratio > 90% (3) Alt-A Loans Subprime Loans Subtotal of Key Product Features (1) Overall Book Unpaid Principal Balance (billions) (2) $6.6 $84.4 $75.4 $156.0 $414.0 $21.0 $136.0 $4.3 $736.5 $2,807.2 Share of Single-Family Conventional Guaranty Book 0.2% 3.0% 2.7% 5.6% 14.7% 0.7% 4.8% 0.2% 26.2% 100.0% Average Unpaid Principal Balance (2) $101,406 $235,375 $119,591 $131,064 $171,322 $130,506 $152,930 $142,712 $155,744 $160,089 Serious Delinquency Rate 5.33% 12.43% 10.26% 7.65% 3.74% 11.37% 9.70% 17.42% 6.06% 2.55% Origination Years 2005-2008 54.5% 78.9% 47.5% 41.9% 15.8% 38.7% 62.1% 85.3% 32.9% 15.8% Weighted Average Origination Loan-to-Value Ratio 70.5% 74.0% 80.5% 79.2% 105.3% 106.4% 76.9% 76.8% 90.3% 73.9% Origination Loan-to-Value Ratio > 90% 0.3% 8.0% 27.8% 23.3% 100.0% 100.0% 12.7% 6.5% 56.2% 14.7% Weighted Average Mark-to-Market Loan-to-Value Ratio 72.8% 93.3% 80.3% 77.9% 96.1% 103.8% 84.3% 95.3% 86.9% 67.1% Mark-to-Market Loan-to-Value Ratio > 100% and <= 125% 15.6% 23.5% 14.3% 12.5% 19.1% 28.7% 17.3% 22.3% 15.9% 5.2% Mark-to-Market Loan-to-Value Ratio > 125% 13.9% 15.1% 7.8% 6.9% 9.5% 18.0% 11.0% 16.6% 8.0% 2.5% Weighted Average FICO (3) 707 724 585 642 727 585 714 618 703 744 FICO < 620 (3) 6.7% 1.5% 100.0%  5.1% 100.0% 1.8% 51.4% 10.2% 2.7% Fixed-rate 3.5% 24.9% 81.2% 83.2% 93.8% 84.9% 65.3% 63.1% 82.1% 91.2% Primary Residence 68.7% 85.1% 95.4% 93.2% 91.0% 95.6% 76.9% 96.9% 89.2% 88.3% Condo/Co-op 12.9% 15.3% 4.8% 6.3% 10.5% 5.9% 10.1% 4.0% 9.6% 9.4% Credit Enhanced (4) 46.8% 14.4% 25.5% 22.7% 56.9% 63.3% 13.4% 56.2% 36.3% 14.8% % of 2009 Credit Losses (5) 2.0% 32.6% 8.8% 15.5% 19.2% 3.4% 39.6% 1.5% 75.0% 100.0% % of 2010 Credit Losses (5) 1.9% 28.6% 8.0% 15.1% 15.9% 2.7% 33.2% 1.1% 68.4% 100.0% % of 2011 Credit Losses (5) 1.2% 25.8% 7.9% 14.7% 14.0% 2.2% 27.3% 0.6% 63.4% 100.0% % of 2012 Credit Losses (5) 0.5% 21.8% 7.8% 14.2% 16.8% 2.3% 23.7% 1.1% 61.2% 100.0% % of YTD 2013 Credit Losses (5) 0.5% 20.1% 6.8% 15.8% 19.6% 1.9% 27.0% 0.3% 64.0% 100.0% Categories Not Mutually Exclusive (1) (1) Loans with multiple product features are included in all applicable categories. The subtotal is calculated by counting a loan only once even if it is included in multiple categories. (2) Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for approximately 99% of its single-family conventional guaranty book of business as of September 30, 2013. (3) FICO credit scores as reported by the seller of the mortgage loan at the time of delivery. (4) Unpaid principal balance of all loans with credit enhancement as a percentage of unpaid principal balance of single-family conventional guaranty book of business for which Fannie Mae had access to loan level information. Includes primary mortgage insurance, pool insurance, lender recourse and other credit enhancement. (5) Expressed as a percentage of credit losses for the single-family guaranty book of business. Does not reflect the impact of recoveries that have not been allocated to specific loans. For information on total credit losses, refer to Fannie Mae’s 2013 Q3 Form 10-Q. Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Key Product Features

9 As of September 30, 2013 Overall Book 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 and Earlier Unpaid Principal Balance (billions) (1) $2,807.2 $503.6 $743.1 $332.0 $291.9 $219.3 $86.4 $146.1 $105.1 $105.8 $273.8 Share of Single-Family Conventional Guaranty Book 100.0% 17.9% 26.5% 11.8% 10.4% 7.8% 3.1% 5.2% 3.7% 3.8% 9.8% Average Unpaid Principal Balance (1) $160,089 $202,451 $201,277 $173,541 $172,457 $166,194 $153,596 $163,910 $148,729 $131,056 $79,083 Serious Delinquency Rate 2.55% 0.02% 0.13% 0.32% 0.55% 0.98% 6.78% 12.48% 11.60% 7.51% 3.54% Weighted Average Origination Loan-to-Value Ratio 73.9% 75.8% 75.9% 71.3% 71.2% 69.8% 74.8% 78.3% 75.3% 73.5% 71.6% Origination Loan-to-Value Ratio > 90% (2) 14.7% 19.0% 18.6% 12.6% 10.3% 6.6% 12.7% 21.0% 12.6% 9.8% 10.4% Weighted Average Mark-to-Market Loan-to-Value Ratio 67.1% 71.2% 65.0% 59.8% 61.1% 63.0% 77.9% 94.9% 92.8% 78.9% 51.4% Mark-to-Market Loan-to-Value Ratio > 100% and <= 125% 5.2% 4.0% 3.7% 0.8% 1.2% 1.4% 12.2% 23.8% 21.7% 13.4% 2.3% Mark-to-Market Loan-to-Value Ratio > 125% 2.5% 2.1% 1.6% 0.0% 0.1% 0.1% 3.0% 13.9% 14.1% 6.0% 0.8% Weighted Average FICO (3) 744 753 759 758 758 754 718 695 699 708 710 FICO < 620 (3) 2.7% 1.4% 1.0% 0.7% 0.7% 0.7% 5.2% 10.6% 8.5% 6.5% 7.1% Interest Only 3.0% 0.2% 0.3% 0.6% 1.0% 1.1% 7.4% 17.8% 19.7% 12.8% 2.7% Negative Amortizing 0.2%       0.1% 1.5% 1.8% 1.1% Fixed-rate 91.2% 97.8% 97.3% 94.3% 95.2% 97.1% 78.7% 68.8% 67.6% 71.1% 83.0% Primary Residence 88.3% 86.7% 88.6% 87.2% 89.3% 90.8% 86.8% 88.9% 86.8% 86.5% 90.0% Condo/Co-op 9.4% 10.3% 9.2% 8.9% 8.7% 9.1% 11.4% 10.2% 11.0% 11.0% 8.0% Credit Enhanced (4) 14.8% 18.7% 15.2% 10.4% 7.5% 7.1% 26.5% 31.1% 20.5% 15.5% 11.5% % of 2009 Credit Losses (5) 100.0%      4.8% 36.0% 30.9% 16.4% 11.9% % of 2010 Credit Losses (5) 100.0%     0.4% 7.0% 35.8% 29.2% 15.9% 11.7% % of 2011 Credit Losses (5) 100.0%    0.7% 1.6% 5.7% 30.3% 27.7% 19.2% 14.8% % of 2012 Credit Losses (5) 100.0%  0.1% 0.6% 1.9% 2.5% 7.7% 31.5% 26.3% 16.3% 13.1% % of YTD 2013 Credit Losses (5) 100.0% 0.0% 1.4% 1.5% 2.7% 2.9% 6.9% 31.5% 25.4% 15.6% 12.0% Cumulative Default Rate (6)  0.0% 0.0% 0.1% 0.3% 0.5% 3.9% 12.4% 11.3% 6.8%  Origination Year Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Origination Year (1) Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for approximately 99% of its single-family conventional guaranty book of business as of September 30, 2013. (2) The increase after 2009 is the result of the Home Affordable Refinance Program (“HARP”), which involves the refinance of existing Fannie Mae loans with high loan-to-value ratios, including loans with loan-to-value ratios in excess of 100%. (3) FICO credit scores as reported by the seller of the mortgage loan at the time of delivery. (4) Unpaid principal balance of all loans with credit enhancement as a percentage of unpaid principal balance of single-family conventional guaranty book of business for which Fannie Mae has access to loan-level information. Includes primary mortgage insurance, pool insurance, lender recourse and other credit enhancement. (5) Expressed as a percentage of credit losses for the single-family guaranty book of business. Does not reflect the impact of recoveries that have not been allocated to specific loans. For information on total credit losses, refer to Fannie Mae’s 2013 Q3 Form 10-Q. (6) Defaults include loan liquidations other than through voluntary pay-off or repurchase by lenders and include loan foreclosures, short sales, sales to third parties and deeds in lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year. For 2003 and 2004 cumulative default rates, refer to slide 16.

10 As of September 30, 2013 Overall Book AZ CA FL NV Select Midwest States (1) Unpaid Principal Balance (billions) (2) $2,807.2 $67.4 $546.4 $161.1 $26.9 $277.0 Share of Single-Family Conventional Guaranty Book 100.0% 2.4% 19.5% 5.7% 1.0% 9.9% Average Unpaid Principal Balance (2) $160,089 $149,641 $226,287 $138,783 $155,018 $124,166 Serious Delinquency Rate 2.55% 1.26% 1.13% 7.60% 4.70% 2.64% Origination Years 2005-2008 15.8% 19.6% 12.3% 31.8% 27.2% 15.1% Weighted Average Origination Loan-to-Value Ratio 73.9% 83.0% 68.5% 80.6% 88.5% 78.2% Origination Loan-to-Value Ratio > 90% 14.7% 25.3% 10.0% 21.6% 26.9% 20.0% Weighted Average Mark-to-Market Loan-to-Value Ratio 67.1% 74.2% 58.9% 82.3% 89.7% 73.8% Mark-to-Market Loan-to-Value Ratio >100% and <=125% 5.2% 11.4% 4.3% 14.1% 15.1% 7.3% Mark-to-Market Loan-to-Value Ratio >125% 2.5% 5.4% 2.3% 13.1% 19.8% 3.6% Weighted Average FICO (3) 744 745 753 730 739 739 FICO < 620 (3) 2.7% 2.3% 1.5% 4.5% 2.5% 3.5% Interest Only 3.0% 5.5% 4.3% 6.1% 8.8% 1.9% Negative Amortizing 0.2% 0.3% 0.7% 0.6% 0.8% 0.1% Fixed-rate 91.2% 87.8% 89.7% 85.5% 82.5% 90.8% Primary Residence 88.3% 79.1% 85.1% 81.4% 75.7% 92.6% Condo/Co-op 9.4% 4.2% 12.5% 13.4% 5.3% 11.4% Credit Enhanced (4) 14.8% 14.6% 7.3% 14.2% 13.7% 18.7% % of 2009 Credit Losses (5) 100.0% 10.8% 24.4% 15.5% 6.5% 14.8% % of 2010 Credit Losses (5) 100.0% 10.0% 22.6% 17.5% 6.1% 13.6% % of 2011 Credit Losses (5) 100.0% 11.7% 27.0% 11.0% 7.9% 12.0% % of 2012 Credit Losses (5) 100.0% 6.3% 18.4% 21.4% 4.8% 18.7% % of YTD 2013 Credit Losses (5) 100.0% 1.8% 6.3% 29.4% 4.2% 21.4% Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Select States (1) Select Midwest states are Illinois, Indiana, Michigan, and Ohio. (2) Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for approximately 99% of its single-family conventional guaranty book of business as of September 30, 2013. (3) FICO credit scores as reported by the seller of the mortgage loan at the time of delivery. (4) Unpaid principal balance of all loans with credit enhancement as a percentage of unpaid principal balance of single-family conventional guaranty book of business for which Fannie Mae has access to loan-level information. Includes primary mortgage insurance, pool insurance, lender recourse and other credit enhancement. (5) Expressed as a percentage of credit losses for the single-family guaranty book of business. Does not reflect the impact of recoveries that have not been allocated to specific loans. For information on total credit losses, refer to Fannie Mae’s 2013 Q3 Form 10-Q.

11 As of September 30, 2013 Alt-A (1) 2013(2) 2012(2) 2011 (2) 2010 (2) 2009 (2) 2008 2007 2006 2005 2004 and Earlier Unpaid principal balance (billions) (3) $136.0 $6.8 $7.9 $5.9 $2.8 $1.1 $2.8 $28.9 $31.0 $21.9 $27.0 Share of Alt-A 100.0% 5.0% 5.8% 4.3% 2.1% 0.8% 2.0% 21.2% 22.8% 16.1% 19.9% Weighted Average Origination Loan-to-Value Ratio 76.9% 99.1% 105.1% 75.2% 81.3% 76.6% 68.8% 75.1% 74.2% 73.1% 71.8% Origination Loan-to-Value Ratio > 90% (4) 12.7% 55.1% 58.7% 26.3% 31.7% 22.8% 2.4% 8.6% 4.8% 3.3% 5.3% Weighted Average Mark-to-Market Loan-to-Value Ratio 84.3% 92.2% 88.1% 63.4% 73.2% 72.0% 75.5% 97.6% 97.6% 85.3% 57.8% Mark-to-Market Loan-to-Value Ratio > 100% and <=125% 17.3% 20.6% 19.4% 2.5% 4.8% 6.1% 11.8% 25.1% 24.8% 17.6% 4.1% Mark-to-Market Loan-to-Value Ratio > 125% 11.0% 14.5% 13.2% 0.1% 0.2% 0.5% 3.2% 17.0% 17.9% 9.6% 1.2% Weighted Average FICO (5) 714 711 721 740 727 729 720 706 708 719 715 FICO < 620 (5) 1.8% 9.1% 7.4% 3.0% 3.9% 4.3% 0.3% 0.6% 0.6% 0.5% 1.7% Adjustable-rate 34.7% 0.3% 0.8% 2.5% 4.0% 3.8% 28.1% 40.7% 45.3% 49.8% 34.8% Interest Only 25.6%     0.1% 7.8% 38.4% 39.2% 32.3% 16.2% Negative Amortizing 2.6%        4.2% 6.6% 2.7% Investor 18.8% 35.3% 29.8% 24.9% 13.0% 5.7% 17.6% 17.4% 15.5% 19.1% 16.8% Condo/Co-op 10.1% 12.4% 11.1% 7.2% 8.9% 8.6% 6.3% 8.4% 10.6% 12.7% 9.7% California 21.0% 24.9% 25.3% 25.6% 14.7% 13.9% 19.2% 20.8% 18.6% 19.4% 23.3% Florida 11.5% 10.3% 11.5% 4.0% 3.3% 3.5% 9.9% 12.9% 13.7% 13.5% 9.4% Credit Enhanced (6) 13.4% 7.6% 7.8% 2.1% 2.2% 1.4% 14.1% 16.5% 13.7% 11.2% 18.4% Serious Delinquency Rate at December 31, 2012 11.36%  0.21% 1.05% 3.30% 4.89% 10.71% 17.41% 16.59% 11.76% 6.74% Serious Delinquency Rate at September 30, 2013 9.70% 0.13% 0.66% 1.39% 3.55% 4.65% 10.49% 16.01% 15.11% 10.51% 6.23% % of 2009 Credit Losses (7) 39.6%      0.4% 13.4% 15.8% 7.3% 2.6% % of 2010 Credit Losses (7) 33.2%    0.0% 0.0% 0.5% 11.8% 12.8% 5.7% 2.3% % of 2011 Credit Losses (7) 27.3%    0.1% 0.1% 0.3% 8.5% 10.1% 5.9% 2.5% % of 2012 Credit Losses (7) 23.7%  0.0% 0.0% 0.1% 0.1% 0.3% 7.9% 8.9% 4.3% 1.9% % of YTD 2013 Credit Losses (7) 27.0% 0.0% 0.1% 0.1% 0.2% 0.1% 0.2% 9.7% 9.9% 4.8% 1.9% Cumulative Default Rate (8)  0.0% 0.2% 0.6% 2.8% 4.0% 9.9% 22.3% 20.5% 13.2%  Origination Year Credit Characteristics of Alt-A Loans in the Single-Family Conventional Guaranty Book of Business (1) In reporting our Alt-A exposure, we have classified mortgage loans as Alt-A if and only if the lenders that deliver the mortgage loans to us have classified the loans as Alt-A based on documentation or other product features. We have loans with some features that are similar to Alt-A mortgage loans that we have not classified as Alt-A because they do not meet our classification criteria. (2) Newly originated Alt-A loans acquired after 2008 consist of the refinance of existing loans under our Refi Plus initiative. (3) Excludes non-Fannie Mae securities held in portfolio and those Alt-A and subprime wraps for which Fannie Mae does not have loan-level information. Fannie Mae had access to detailed loan-level information for approximately 99% of its single-family conventional guaranty book of business as of September 30, 2013. (4) The increase after 2008 is the result of our Refi Plus loans, which we began acquiring in April 2009 and which involve the refinance of existing Fannie Mae loans that can have loan-to-value ratios in excess of 100%. (5) FICO credit scores as reported by the seller of the mortgage loan at the time of delivery. (6) Defined as unpaid principal balance of Alt-A loans with credit enhancement as a percentage of unpaid principal balance of all Alt-A loans. At September 30, 2013, 9.1% of unpaid principal balance of Alt-A loans carried only primary mortgage insurance (no deductible), 3.2% had only pool insurance (which is generally subject to a deductible), 0.7% had primary mortgage insurance and pool insurance, and 0.4% carried other credit enhancement such as lender recourse. (7) Expressed as a percentage of credit losses for the single-family guaranty book of business. Does not reflect the impact of recoveries that have not been allocated to specific loans. For information on total credit losses, refer to Fannie Mae’s 2013 Q3 Form 10-Q. (8) Defaults include loan liquidations other than through voluntary pay-off or repurchase by lenders and includes loan foreclosures, short sales, sales to third parties and deeds in lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year.

12 2013 2012 2011 2010 2009 2013 2012 2011 2010 2009 Unpaid Principal Balance (billions) $73.4 $126.9 $45.9 $43.1 $20.2 $46.1 $66.9 $54.7 $44.7 $19.8 Share of Single-Family Conventional Guaranty Book 2.6% 4.5% 1.6% 1.5% 0.7% 1.6% 2.4% 1.9% 1.6% 0.7% Average Unpaid Principal Balance $178,844 $194,753 $203,154 $215,652 $222,653 $136,521 $143,546 $147,047 $157,714 $161,843 Share of Total Refinances 3.6% 6.2% 2.2% 2.1% 1.0% 2.3% 3.3% 2.7% 2.2% 1.0% Weighted Average Origination Loan-to-Value Ratio 110.1% 112.6% 95.0% 93.1% 91.5% 60.2% 61.2% 60.6% 63.0% 65.0% Origination Loan-to-Value Ratio > 90% 75.7% 77.9% 58.7% 53.6% 48.8%      Weighted Average Mark-to-Market Loan-to-Value Ratio 102.5% 94.8% 80.4% 82.2% 85.0% 56.6% 52.9% 50.7% 54.0% 58.5% Weighted Average FICO (2) 723 736 744 743 744 738 750 754 755 753 FICO < 620 (2) 6.5% 4.0% 2.3% 2.3% 1.7% 5.1% 3.3% 2.1% 1.8% 1.7% Fixed-rate 99.6% 99.4% 97.2% 97.4% 97.8% 99.4% 99.0% 97.7% 97.6% 98.0% Primary Residence 78.4% 85.0% 85.8% 90.2% 94.5% 81.6% 86.7% 88.1% 90.5% 92.0% Second/Vacation Home 3.1% 2.8% 3.4% 3.5% 3.3% 3.6% 3.1% 3.6% 3.6% 4.6% Investor 18.5% 12.2% 10.7% 6.3% 2.2% 14.8% 10.2% 8.3% 5.9% 3.4% Condo/Co-op 13.3% 11.1% 10.4% 9.9% 8.3% 9.6% 7.7% 5.9% 6.2% 7.3% Serious Delinquency Rate Overall Serious Delinquency Rate 0.08% 0.51% 1.18% 1.99% 2.91% 0.02% 0.12% 0.32% 0.60% 1.03% Serious Delinquency Rate by MTMLTV Ratio: <=80% 0.04% 0.20% 0.62% 0.86% 1.16% 0.02% 0.12% 0.32% 0.56% 0.87% 80% and <=105% 0.06% 0.46% 1.66% 2.69% 3.44%  0.22% 3.35% 3.69% 3.85% 105% and <=125% 0.10% 0.79% 3.57% 5.74% 8.29%   8.33%  2.33% >125% 0.19% 1.18% 4.84% 7.82% 8.30%    5.56% 2.22% Mark-to-Market Loan-to-Value Ratio <=80% 10.9% 27.4% 52.1% 45.5% 35.1% 99.8% 99.9% 99.8% 98.4% 93.5% 80% and <=105% 56.0% 48.0% 44.7% 50.4% 59.2% 0.2% 0.1% 0.2% 1.6% 6.4% 105% and <=125% 18.8% 15.2% 3.0% 3.7% 5.1%   0.0% 0.0% 0.1% >125% 14.3% 9.5% 0.2% 0.4% 0.6%   0.0% 0.0% 0.0% As of September 30, 2013 Origination Year HARP (1) Other Refi Plus (1) Credit Characteristics of Refi Plus Loans in the Single-Family Conventional Guaranty Book of Business (1) Our Refi Plus initiative, under which we acquire HARP loans, started in April 2009. HARP loans have LTV ratios at origination in excess of 80%, while Other Refi Plus loans have LTV ratios at origination of up to 80%. (2) FICO credit scores as reported by the seller of the mortgage loan at the time of delivery.

13 0% 1% 2% 3% 4% 5% 6% 7% Q3 2013Q2 2013Q1 20132012 Q42012 Q32012 Q22012 Q12011 Q42011 Q32011 Q22011 Q12010 Q42010 Q3 Serious Delinquency Rate by Region (3) Midwest Northeast Southeast Southwest West 0% 2% 4% 6% 8% 10% 12% 14% Q3 2013Q2 2013Q1 20132012 Q42012 Q32012 Q22012 Q12011 Q42011 Q32011 Q22011 Q12010 Q42010 Q3 Serious Delinquency Rate by Select States AZ CA FL NV Select Midwest States All Serious Delinquency Rates by Select States and Region of Single-Family Conventional Guaranty Book of Business(1) (1) Calculated based on the number of loans in Fannie Mae’s single-family conventional guaranty book of business within each specified category. (2) Select Midwest states are Illinois, Indiana, Michigan, and Ohio. (3) For information on which states are included in each region, refer to footnote 9 to Table 30 in Fannie Mae’s 2013 Q3 Form 10-Q. (2)

14 69,258 63,228 63,761 61,492 54,651 0 25,000 50,000 75,000 2012 Q3 2012 Q4 2013 Q1 2013 Q2 2013 Q3 Nu mb er o f Lo an s Modifications Repayment Plans and Forbearances Completed Short Sales and Deeds-in-Lieu Single-Family Completed Workouts by Type  Modifications involve changes to the original mortgage loan terms, which may include a change to the product type, interest rate, amortization term, maturity date and/or unpaid principal balance. Modifications include both completed modifications under the Administration’s Home Affordable Modification Program (HAMP) and completed non-HAMP modifications, and do not reflect loans currently in trial modifications.  Repayment plans involve plans to repay past due principal and interest over a reasonable period of time through temporarily higher monthly payments. Loans with completed repayment plans are included for loans that were at least 60 days delinquent at initiation.  Forbearances involve an agreement to suspend or reduce borrower payments for a period of time. Loans with forbearance plans are included for loans that were at least 90 days delinquent at initiation.  Deeds-in-lieu of foreclosure involve the borrower’s voluntarily signing over title to the property.  In a short sale, the borrower, working with the servicer and Fannie Mae, sells the home prior to foreclosure for less than the amount owed to pay off the loan, accrued interest and other expenses from the sale proceeds.

15 2010 2010 2011 2011 2011 2011 2012 2012 2012 2012 2013 2013 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 3 months post modification 78% 81% 84% 84% 83% 84% 85% 84% 84% 85% 86% 83% 6 months post modification 75% 77% 78% 79% 79% 79% 78% 77% 80% 82% 79% n/a 9 months post modification 73% 72% 75% 77% 76% 74% 73% 76% 78% 78% n/a n/a 12 months post modification 70% 69% 74% 75% 72% 71% 73% 75% 76% n/a n/a n/a 15 months post modification 67% 68% 73% 72% 70% 71% 73% 74% n/a n/a n/a n/a 18 months post modification 67% 68% 71% 71% 70% 71% 72% n/a n/a n/a n/a n/a 21 months post modification 67% 66% 70% 72% 71% 71% n/a n/a n/a n/a n/a n/a 24 months post modification 65% 65% 71% 73% 71% n/a n/a n/a n/a n/a n/a n/a % Current or Paid Off Re-performance Rates of Modified Single-Family Loans(1) (1) Excludes loans that were classified as subprime adjustable rate mortgages that were modified into fixed rate mortgages. Modifications include permanent modifications, but do not reflect loans currently in trial modifications.

16 2003 2004 2005 20062007 2008 20092010 2013 20112012 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% Yr1-Q1 Yr2-Q1 Yr3-Q1 Yr4-Q1 Yr5-Q1 Yr6-Q1 Yr7-Q1 Yr8-Q1 Yr9-Q1 Yr10-Q1 Yr11-Q1 Cu mu lat ive D efa ult R ate Time Since Beginning of Origination Year 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Note: Defaults consist of loan liquidations other than through voluntary pay-off or repurchase by lenders and include loan foreclosures, short sales, sales to third parties and deeds-in-lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year. Data as of September 30, 2013 is not necessarily indicative of the ultimate performance of the loans and performance is likely to change, perhaps materially, in future periods. Cumulative Default Rates of Single-Family Conventional Guaranty Book of Business by Origination Year

17 YTD 2013 2012 2011 2010 2009 2008 Beginning Balance N/A 105,666 118,528 162,489 86,155 63,538 33,729 N/A N/A Arizona 425 3,442 8,133 16,172 20,691 12,854 5,532 2,168 3,865 California 550 4,948 14,980 27,589 34,051 19,565 10,624 5,100 9,448 Florida 1,214 23,467 23,586 13,748 29,628 13,282 6,159 18,808 12,633 Nevada 626 1,737 3,014 8,406 9,418 6,075 2,906 1,201 1,335 Select Midwest States (1) 725 25,088 40,070 33,777 45,411 28,464 23,668 26,676 29,668 All other States 669 53,494 84,696 100,004 122,879 65,377 45,763 46,988 50,276 Total Acquisitions N/A 112,176 174,479 199,696 262,078 145,617 94,652 N/A N/A Total Dispositions N/A (116,901) (187,341) (243,657) (185,744) (123,000) (64,843) N/A N/A Ending Inventory N/A 100,941 105,666 118,528 162,489 86,155 63,538 N/A N/A State REO Inventory as of September 30, 2013 REO Inventory as of September 30, 2012 Average Days From Last Paid Installment to Foreclosure For YTD 2013 (2) (3) (4) REO Acquisitions and Dispositions (Number of Properties) Single-Family Real Estate Owned (REO) in Select States (1) Select Midwest States are Illinois, Indiana, Michigan, and Ohio. (2) Measured from the borrowers’ last paid installment on their mortgages to when the related properties were added to our REO inventory for foreclosures completed during the first nine months of 2013. (3) Fannie Mae incurs additional costs associated with property taxes, hazard insurance, and legal fees while a delinquent loan remains in the foreclosure process. Additionally, the longer a loan remains in the foreclosure process, the longer it remains in our guaranty book of business as a seriously delinquent loan. The average number of days from last paid installment to foreclosure for all states combined were 325, 407, 479, 529, and 655 in each of the years 2008 through 2012, respectively, and 785 in 2013 YTD. (4) Home Equity Conversion Mortgages (HECMs) excluded from calculation.

18 Q3 Q4 Q1 Q2 Q3 CA 68.4% 71.1% 72.2% 75.5% 78.7% AZ 66.0% 69.9% 73.1% 76.5% 78.2% FL 61.6% 63.7% 65.8% 68.8% 71.3% IL 64.4% 67.3% 66.7% 68.6% 70.5% NV 55.4% 59.1% 63.0% 67.1% 70.1% Top 5 64.2% 67.0% 68.8% 71.7% 73.9% All Others 74.8% 76.2% 76.7% 78.6% 79.8% Total 68.1% 70.4% 71.7% 74.3% 76.2% Short Sales Gross Sales Price/UPB 2012 2013 Q3 Q4 Q1 Q2 Q3 CA 68.5% 73.2% 78.0% 85.3% 86.7% FL 59.6% 62.2% 64.5% 67.8% 70.7% MI 57.2% 56.9% 59.9% 65.1% 67.8% OH 60.1% 59.2% 61.7% 62.4% 64.6% IL 53.1% 55.0% 57.2% 61.9% 63.2% Top 5 61.8% 63.9% 66.9% 71.1% 71.7% All Others 71.1% 72.2% 73.5% 77.6% 77.8% Total 67.2% 68.5% 70.6% 74.6% 74.8% 2012REO Gross Sales Price/UPB 2013 68% 70% 72% 74% 76% 61% 63% 64% 67% 68% 67% 68% 71% 75% 75% 61% 62% 65% 68% 68% 58% 62% 66% 70% 74% 78% Q3 Q4 Q1 Q2 Q3 2012 2013 Short Sales Gross Sales/ UPB Short Sales Net Sales/ UPB REO Gross Sales/ UPB REO Net Sales/ UPB Single-Family Short Sales and REO Sales Price / UPB of Mortgage Loans(1) (2) Gross Sales Price/UPB Trends on Direct Sale Dispositions(1) and Short Sales(2) Top 5 States(3) (1) Calculated as the sum of sale proceeds received on REO properties that have been sold to a third party (excluding properties that have been repurchased by the seller/servicer, acquired by a mortgage insurance company, redeemed by a borrower, or sold through the FHFA Rental Pilot) divided by the aggregate unpaid principal balance (UPB) of the related loans. Gross sales price represents the contract sale price. Net sales price represents the contract sale price less selling costs for the property and adjusted for other charges/credits paid by or due to the seller at closing. Properties disposed of in the third and fourth quarters of 2012 through structured rental transactions have been excluded from the Net/Gross Proceeds to UPB calculations. (2) Calculated as the sum of sales proceeds received on short sales divided by the aggregate unpaid principal balance (UPB) of the related loans. Gross sales price represents the contract sale price. Net sales price represents the contract sale price less charges/credits paid by or due to other parties at closing. (3) The states shown have the greatest volume of properties sold YTD 2013 in each respective category.

19 Total Multifamily Guaranty Book of Business (1) 36,734 $202.3 100% 0.18% 100% 100% 100% 100% Credit Enhanced Loans: Credit Enhanced 33,125 $183.9 91% 0.16% 35% 73% 83% 68% Non-Credit Enhanced 3,609 $18.4 9% 0.40% 65% 27% 17% 32% Origination loan-to-value ratio: (4) Less than or equal to 70% 23,612 $113.7 56% 0.09% 13% 14% 18% 8% Greater than 70% and less than or equal to 80% 10,647 $81.5 40% 0.28% 81% 71% 70% 89% Greater than 80% 2,475 $7.1 4% 0.52% 6% 15% 12% 3% Delegated Underwriting and Servicing (DUS ®) Loans: (5) DUS ® - Small Balance Loans(6) 8,762 $16.6 8% 0.29% 3% 7% 9% 7% DUS ® - Non Small Balance Loans 12,465 $159.5 79% 0.15% 44% 71% 72% 61% DUS ® - Total 21,227 $176.1 87% 0.16% 47% 78% 81% 68% Non-DUS - Small Balance Loans(6) 14,638 $11.4 6% 0.63% 15% 16% 12% 10% Non-DUS - Non Small Balance Loans 869 $14.8 7% 0.13% 38% 6% 7% 22% Non-DUS - Total 15,507 $26.2 13% 0.35% 53% 22% 19% 32% Maturity Dates: Loans maturing in 2013 299 $1.2 1% 9.10% 1% 2% 7% 10% Loans maturing in 2014 1,973 $11.4 6% 0.21% 9% 12% 5% 11% Loans maturing in 2015 2,687 $13.6 7% 0.16% 7% 8% 6% 4% Loans maturing in 2016 2,749 $14.4 7% 0.28% 14% 12% 8% 14% Loans maturing in 2017 3,882 $19.8 10% 0.33% 47% 33% 21% 12% Other maturities 25,144 $142.0 70% 0.08% 22% 34% 53% 49% Loan Size Distribution: Less than or equal to $750K 9,360 $2.8 1% 0.62% 4% 5% 5% 2% Greater than $750K and less than or equal to $3M 12,855 $19.2 10% 0.46% 26% 17% 16% 16% Greater than $3M and less than or equal to $5M 4,623 $16.9 8% 0.36% -1% 12% 11% 17% Greater than $5M and less than or equal to $25M 8,567 $87.6 43% 0.17% 26% 55% 50% 48% Greater than $25M 1,329 $75.8 37% 0.07% 45% 11% 18% 17% % of 2010 Multifamily Credit Losses % of 2011 Multifamily Credit Losses % of 2012 Multifamily Credit Losses As of September 30, 2013 Unpaid Principal Balance (Billions) % of Multifamily Guaranty Book of Business (UPB) % Seriously Delinquent (2) Loan Counts % of YTD 2013 Multifamily Credit Losses (3) (1) Excludes loans that have been defeased. Defeasance is prepayment of a loan through substitution of collateral. (2) We classify multifamily loans as seriously delinquent when payment is 60 days or more past due. (3) Negative values are the result of recoveries on previously charged-off amounts. (4) Weighted Average Origination loan-to-value ratio is 66% as of September 30, 2013. (5) Under the Delegated Underwriting and Servicing, or DUS ®, product line, Fannie Mae acquires individual, newly originated mortgages from specially approved DUS lenders using DUS underwriting standards and/or DUS loan documents. Because DUS lenders generally share the risk of loss with Fannie Mae, they are able to originate, underwrite, close and service most loans without our pre-review. (6) Multifamily loans under $3 million and up to $5 million in high cost-of-living areas. Multifamily Credit Profile by Loan Attributes

20 As of September 30, 2013 Unpaid Principal Balance (Billions) % of Multifamily Guaranty Book of Business (UPB) % Seriously Delinquent (2) # of Seriously Delinquent loans (2) % of YTD 2013 Multifamily Credit Losses (3) % of 2012 Multifamily Credit Losses (3) % of 2011 Multifamily Credit Losses % of 2010 Multifamily Credit Losses Total Multifamily Guaranty Book of Business (1) $202.3 100% 0.18% 148 100% 100% 100% 100% By Acquisition Year: 2013 $21.7 11%       2012 $33.3 17%   0%    2011 $22.8 11% 0.01% 1 0% 0%   2010 $16.2 8% 0.08% 4 37% 0%   2009 $16.4 8% 0.04% 2 -12% 7% 6% 2% 2008 $21.1 10% 0.55% 35 13% 23% 31% 17% 2007 $28.7 14% 0.32% 55 21% 48% 33% 38% 2006 $14.1 7% 0.33% 17 19% 10% 7% 17% 2005 $11.0 6% 0.08% 6 8% 17% 3% 2% Prior to 2005 $16.8 8% 0.52% 28 13% -4% 20% 25% 2005 2006 2007 2008 2009 2011 2010 2012 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7 Year 8 Year 9 SD Q (% ) 2005 2006 2007 2008 2009 2010 2011 2012 2013 2013 (1) Excludes loans that have been defeased. Defeasance is prepayment of a loan through substitution of collateral. (2) We classify multifamily loans as seriously delinquent when payment is 60 days or more past due. (3) Negative values are the result of recoveries on previously charged-off amounts. Multifamily Credit Profile by Acquisition Year Multifamily SDQ Rate by Acquisition Year Cumulative Defaults by Acquisition Year 2010 2009 2009 0. 0% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7 Year 8 Year 9 Cum ulat ive Def ault Rat e 2005 2006 20 7 2008 2009 2010 2011 2012 2013 2005 2007 2008 2006 2012 2011 2013

21 Total Multifamily Guaranty Book of Business (1) $202.3 100% 0.18% 100% 100% 100% 100% Region: (4) Midwest $17.7 9% 0.42% -6% 15% 23% 10% Northeast $40.1 20% 0.12% -3% 10% 3% 5% Southeast $43.1 21% 0.18% 22% 53% 42% 40% Southwest $37.4 18% 0.12% 3% 8% 26% 40% Western $63.9 32% 0.20% 84% 14% 6% 6% Top Five States by UPB: California $49.6 25% 0.04% 3% 1% 1% 2% New York $23.9 12% 0.09% 1% 3% 0% 1% Texas $19.1 9% 0.10% 4% 2% 19% 12% Florida $10.6 5% 0.23% 15% 36% 10% 13% Washington $7.3 4% 0.04% 0% 0% 0% 0% Asset Class: (5) Conventional/Co-op $179.5 89% 0.21% 100% 94% 96% 99% Seniors Housing $14.3 7%      Manufactured Housing $5.4 3%  0% 3% 0% 0% Student Housing $3.1 2%  0% 3% 4% 1% Targeted Affordable Segment: Privately Owned with Subsidy (6) $29.5 15% 0.14% 2% 3% 14% 6% DUS & Non-DUS Lenders/Servicers: DUS: Bank (Direct, Owned Entity, or Subsidiary) $72.7 36% 0.19% 37% 21% 29% 45% DUS: Non-Bank Financial Institution $118.3 58% 0.16% 55% 70% 68% 50% Non-DUS: Bank (Direct, Owned Entity, or Subsidiary) $10.0 5% 0.37% 4% 6% 1% 4% Non-DUS: Non-Bank Financial Institution $1.1 1% 0.24% 4% 2% 1% 1% Non-DUS: Public Agency/Non Profit $0.2 0%  0% 0% 0% 0% % of 2010 Multifamily Credit Losses As of September 30, 2013 % of Multifamily Guaranty Book of Business (UPB) % Seriously Delinquent (2) % of 2011 Multifamily Credit Losses Unpaid Principal Balance (Billions) % of 2012 Multifamily Credit Losses % of YTD 2013 Multifamily Credit Losses (3) (1) Excludes loans that have been defeased. Defeasance is prepayment of a loan through substitution of collateral. (2) We classify multifamily loans as seriously delinquent when payment is 60 days or more past due. (3) Negative values are the result of recoveries on previously charged-off amounts. (4) For information on which states are included in each region, refer to footnote 9 to Table 30 in Fannie Mae’s 2013 Q3 Form 10-Q. (5) Conventional Multifamily/Cooperative Housing/Affordable Housing: Conventional Multifamily is a loan secured by a residential property comprised of five or more dwellings which offers market rental rates (i.e., not subsidized or subject to rent restrictions). Cooperative Housing is a multifamily loan made to a cooperative housing corporation and secured by a first or subordinated lien on a cooperative multifamily housing project that contains five or more units. Affordable Housing is a multifamily loan on a mortgaged property encumbered by a regulatory agreement or recorded restriction that limits rents, imposes income restrictions on tenants or places other restrictions on the use of the property. Manufactured Housing Communities: A multifamily loan secured by a residential development that consists of sites for manufactured homes and includes utilities, roads and other infrastructure. In some cases, landscaping and various other amenities such as a clubhouse, swimming pool, and tennis and/or sports courts are also included. Seniors Housing: A multifamily loan secured by a mortgaged property that is intended to be used for residents for whom the owner or operator provides special services that are typically associated with either “independent living” or “assisted living.” Some Alzheimer’s and skilled nursing capabilities are permitted. Dedicated Student Housing: Multifamily loans secured by residential properties in which college or graduate students make up at least 80% of the tenants. Dormitories are not included. (6) The Multifamily Affordable Business Channel focuses on financing properties that are under a regulatory agreement that provides long-term affordability, such as properties with rent subsidies or income restrictions. Multifamily Credit Profile

22 Example: UPB in NY is $24.9B and 2013 Credit Losses are $1M Numbers: Represents YTD 2013 credit losses/(gains) for each state, which total $117M as of September 30, 2013. States with no numbers had less than $500K in credit losses or less than $500K in credit-related income in 2013. Shading: Represent unpaid principal balance (UPB) for each state, which totals $202.3B as of September 30, 2013. (1) Excludes loans that have been defeased. Defeasance is prepayment of a loan through substitution of collateral. Multifamily YTD 2013 Credit Losses by State ($ Millions) Portfolio UPB(1) Concentration by State as of 09/30/2013 Note: Negative values are the result of recoveries on previously charged-off amounts.